As filed with the Securities and Exchange Commission on September 7, 2005

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-03758
                                                     ---------

                        MATRIX ADVISORS VALUE FUND, INC.
                        --------------------------------
               (Exact name of registrant as specified in charter)

                747 THIRD AVENUE, 31ST FLOOR, NEW YORK, NY 10017
                ------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                  David A. Katz
                          747 Third Avenue, 31st Floor
                               New York, NY 10017
                               ------------------
                     (Name and address of agent for service)

                                 1(800) 366-6223
                                 ---------------
               Registrant's telephone number, including area code

                                   Copies to:

                              Christopher J. Tafone
                     Paul, Hastings, Janofsky & Walker, LLP
                              75 East 55th Street,
                            New York, New York 10022

Date of fiscal year end: JUNE 30
                         -------

Date of reporting period: JUNE 30, 2005
                          -------------

ITEM 1. REPORT TO STOCKHOLDERS.


                                  ANNUAL REPORT



                                     MATRIX
                                    ADVISORS
                                VALUE FUND, INC.



                                  JUNE 30, 2005



                          747 THIRD AVENUE, 31ST FLOOR
                               NEW YORK, NY 10017

                                 MATRIX ADVISORS
                                 VALUE FUND, INC.

July 27, 2005

Dear Fellow Shareholder:

      The Net Asset Value of the Fund ended the quarter at $51.94, a decline of -1.27%, compared to a rise of +1.37% for the S&P 500 Index. For the calendar year to date, the Fund has declined by -4.54% versus a decline of -0.81% for the S&P 500 Index. For the fiscal year ending June 30, 2005, the Fund declined by -1.61% as compared to an increase of +6.32% for the S&P 500 Index.

      We continue to feel the impact of our underweight in energy stocks as well as an overweight in technology stocks. Having said that, as the third quarter begins, we are seeing a significant pick-up for the Fund based in part on the recovery of some of its more depressed sectors.

      We strongly suggest that you take the time to read our Capital Markets Commentary, as well as the ensuing discussion in which I answer important questions pertaining to the Fund's performance and positioning. We believe that both pieces will provide perspective as to the current market situation, as well as our conviction that the Fund will be experiencing better times in the near future.

      Some recent noteworthy points about the Fund:

      o The longer term - three year, five year and since inception - performance numbers for the Fund continue to be highly attractive both in absolute and relative terms.

      o Matrix partners and associates along with our friends and family have a significant portion of our net worth invested in the Fund.

      o Morningstar, the widely followed and respected analyst of mutual funds, recently cited Matrix Asset Advisors in its capacity as the Fund's manager in the FundInvestor Focused 10 which "highlight managers that we think invest with conviction". The managers were selected based on several criteria, including long-term successful performance and the alignment of the manager's interests with its clients.

      We greatly appreciate your patience and confidence, and strongly believe that it will be well rewarded. Best regards.

Sincerely,


/s/ David A. Katz

David A. Katz, CFA Chief
Investment Officer

     MUTUAL FUND INVESTING INVOLVES RISK AND LOSS OF PRINCIPAL IS POSSIBLE.

      The Morningstar FundInvestor Focused 10 is derived from the Morningstar FundInvestor 500 list of funds. The Focused 10 is based upon Morningstar's own research and in-depth evaluation of each fund by its analysts. Funds included on the list follow a focused, low-turnover strategy.

                                 MATRIX ADVISORS
                                 VALUE FUND, INC.

 [The following table was represented as a line chart in the printed material.]

                                 Matrix Advisors
                                 Value Fund, Inc.    S&P 500 Index
                  1-Jul-96            10000              10000
                  30-Jun-97           12255              13472
                  30-Jun-98           13795              17538
                  30-Jun-99           16525              21531
                  30-Jun-00           18869              23090
                  30-Jun-01           20284              19666
                  30-Jun-02           18688              16128
                  30-Jun-03           20281              16168
                  30-Jun-04           24785              19258
                  30-Jun-05           24387              20475

                                           AVERAGE ANNUALIZED TOTAL RETURN
                                             PERIODS ENDED JUNE 30, 2005
                                        --------------------------------------
                                                                     SINCE
                                                                   INCEPTION**
                                        ONE YEAR    FIVE YEARS     (7/1/1996)
Matrix Advisors Value Fund, Inc.         (1.61%)       5.26%         10.42%

S&P 500 Index*                            6.32%       (2.37%)         8.29%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY VISITING WWW.MATRIXADVISORSVALUEFUND.COM.

Performance figures reflect fee waiver in effect and in the absence of fee waivers, total returns would be lower.

----------
* The S&P 500 is an unmanaged index which is widely regarded as the standard for measuring large-cap U.S. stock market performance. The index does not incur expenses and is not available for investment.

** Matrix Asset Advisors became the Sub-Advisor on July 1, 1996 and Advisor to the Fund on May 11, 1997. Prior to those dates the Fund was managed by another Advisor.

                                 MATRIX ADVISORS
                                 VALUE FUND, INC.

CAPITAL MARKETS COMMENTARY AND 2005 ANNUAL REPORT

      While we firmly believe that we are doing all the right things to succeed in the stock market, the second quarter showed us that these efforts have not yet paid off.

      Although some aspects of the rotation that we have been anticipating for the stock market began this past quarter, on balance it was a quarter still focused on the thematic leaders of 2004: energy, utilities and real estate-related stocks.

      As a result, the stock market was able to scratch out a modest gain for the quarter, with the S&P 500 Index rising by +1.37%, and the NASDAQ, following a dreadful first quarter, rebounding with a +3.07% increase. However, as evidence of the continuing lagging of large cap stocks, the Dow Jones Industrial Average declined by -1.63% for the quarter.

ANNUAL REVIEW

      The disappointing result in the past quarter reduced the Fund's annual performance for its fiscal year to -1.61%.

      Our negative performance during this period arose primarily from the following: 1) an under-representation in the leading areas of the market during the past 12 months, such as energy, utilities and real estate-related stocks; 2) an over-representation in economically sensitive areas such as financials and technology that lagged the market; and 3) ownership of a number of individual stocks that experienced notable business disruptions during the past 12 months.

      While we are frustrated by the Fund's absolute and relative performance during the past 12 months, we do believe that our investment stance serves the longer term interests of our shareholders. In our analysis, many of the recent leaders of the market are substantially over-valued and are vulnerable to reversal.

      Conversely, many of our companies are performing extremely well as businesses, yet their stock prices have not responded. We believe that there are strong and realistic reasons to expect that these companies - many of which are among the premier businesses in America - will return to stock market favor in the near future. Now is the time to own them.

                                 MATRIX ADVISORS
                                 VALUE FUND, INC.

QUARTERLY REVIEW

      It was a frustrating quarter for the Matrix Advisors Value Fund. While the vast majority of our businesses met or beat their most recent earnings and operational expectations, there continued to be a basic apathy from the stock market to this progress. The result was modest negative performance for the quarter, much of which came in the very last week of June.

      For the year, the Fund continues to lag the S&P 500 Index, but has certainly outpaced the Index for the two and a half years of the post-bear market recovery. While we are highly displeased with our short-term underperfor-mance, we are confident that the calendar year will end in far better form, in both absolute and relative terms.

      Our conviction is based not on wishful thinking, but from an unemotional analysis of the business prospects of our holdings, a keen awareness of how such companies traditionally trade in the market, and a strong conviction of their relative risk/reward attractiveness compared with other areas of the market.

      In the past, when we have experienced periods of pronounced relative underperformance, they have been followed by even more pronounced outperformance. As frustrating as the wait is for the wind to shift in our favor, it has always been worth the wait.

FUND PERFORMANCE

      The second quarter represented a bit of a role reversal for many of the Fund's sectors and individual names. In contrast to most of the recent past, our health care stocks were largely positive, with support coming from a number of pharmaceutical holdings, as well as Baxter and MedImmune.

      Financials eked out a modest profit, with strength from a recovering American International Group helping to balance weakness among the brokerage stocks, particularly Morgan Stanley. Technology was on balance a negative contributor; however, there were as many positive as negative tech performers during the quarter.

      Also in contrast to the more recent past, Old Economy and retail stocks were weak during the quarter, with media companies giving back some of their gains from the past several months.

      We continued to harvest profits during the second quarter, redeploying the proceeds into what we believe to be compelling opportunities. We sold our position in Liberty Media for a moderate profit, re-deploying profits into Time Warner. We took a partial profit in CVS (the balance of the position was sold early in the 3rd quarter). Two new positions, First Data Corp. and Tyco International Ltd were begun during the period.

                                 MATRIX ADVISORS
                                 VALUE FUND, INC.

      In addition, we continued to add to holdings in American International Group, Boston Scientific, Symbol Technologies, Time Warner and Vishay Intertechnologies. The common thread in our new purchases, as well as our additions to existing positions, is that they represent market leading franchises with very favorable growth prospects selling at compelling prices.

      We engaged in a fair amount of tax selling to mitigate previous cumulative capital gains, and hope to finalize our tax year with only a moderate amount of realized capital gains.

      Looking forward, while we have been frustrated by the inability of a greater number of the portfolio holdings to see meaningful gains, we are nevertheless encouraged by the increasing number that are starting to receive favorable market treatment.

      In addition, we are pleased to see that the majority of our holdings that were front and center with negative business headlines earlier this year, seem to have put the worst behind them; in fact, they are clearly on the mend. As the market begins to re-value companies like American International Group, Freddie Mac, Ross Stores and Morgan Stanley as normal operating companies rather than distressed situations, we expect to see healthy upward revaluations.

      In re-re-reviewing our holdings, we conclude that not only are they businesses we would want to be owning if we were not already involved with them, but equally important, that we remain highly confident that the vast majority of our holdings should be higher within the next six to 12 months.

      In other words, we believe our Fund is timely as well as fundamentally attractive.

                                *       *       *

      In this quarter's installment of IDEAS ABOUT INVESTING, we feature a candid discussion with the Fund's Manager, David A. Katz. The discussion, in question and answer format, attempts to focus on some of the more frequently asked questions pertaining to portfolio construction and Fund performance. We urge you to read it.

      Ah Summer! The season of heat, humidity and the sudden thunderstorm. But also the luxuriously lazy season of swimming, sunshine and lifelong memories of glorious days with family and friends. Summer reminds us that there is balance in nature, as there should be in our lives.

                                 MATRIX ADVISORS
                                 VALUE FUND, INC.

      We hope this letter finds you more skewed in the balance to the glorious aspects of Summer. In whatever way you are enjoying it, please be assured that we are grateful for the opportunity to serve you and remain completely committed to helping you effect your financial goals.

      Best regards.

----------
The NASDAQ Composite Index is a market-capitalization weighted index that is designed to represent the performance of the National Market System which includes over 5,000 stocks traded only over the counter and not on an exchange. The Dow Jones Industrial Average Index is an unmanaged index of common stocks comprised of major industrial companies. The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

THE FUND MAY INVEST IN SMALLER COMPANIES WHICH INVOLVES ADDITIONAL RISKS SUCH AS LIMITED LIQUIDITY AND GREATER VOLATILITY.

Please refer to the Schedule of Investments for details on fund holdings. Fund holdings are subject to change at any time and are not recommendations to buy or sell any security.

                                 MATRIX ADVISORS
                                 VALUE FUND, INC.

                              IDEAS ABOUT INVESTING
                 A QUARTERLY QUEST FOR INVESTMENT ENLIGHTENMENT

      A FISCAL YEAR-END DISCUSSION WITH THE FUND'S MANAGER, DAVID A. KATZ, CFA

Q. AFTER A GREAT 2003, THE FUND'S PERFORMANCE DURING THE PAST YEAR AND A HALF HAS BEEN SUB-PAR. WHY IS THAT?

A. First of all, we concur in that assessment. And we would also say that the short-term performance should be put into context. Not just with 2003, but more importantly with the entire period, 2003-2005, of the market recovery, as well as the terrible bear market that preceded it in 2000-2002.

            In both cases, the Fund's performance has beaten the S&P 500 Index. Combining the two periods produces a very significant performance advantage for the Fund.

            Now, having said that, we know we have many post-2003 shareholders whose focus is on the most recent period. We have spoken previously about how we have recently been under-represented in the leading areas of the market, including energy, utilities, basic materials, and real estate related stocks.

            The real question is why we have not been in these stocks. The answer has to do with a discipline that looks for undervalued companies. Simply put, there has not been much under-valuation in these areas during the past 18 months.

            In fact there has been a lot of buying into these names to the point where many of them, in our view, are significantly over-valued. We believe it would be a serious mistake to chase these stocks because their downside exposure is far greater than their upside potential.

            Conversely, we see opportunities in the market for some of America's best companies, whose stock prices have become rather compelling.

            As far as underperforming the market, that has happened to us on a few occasions in the past. Interestingly, each period of underperformance has been followed immediately by a strong outperformance. While we do not relish underperforming the market, we are confident that it is a short-lived condition.

Q. YOU HAVE BEEN TALKING ABOUT THESE UNDERVALUED BLUE-CHIP COMPANIES FOR OVER A YEAR AND THEY HAVE NOT PER- FORMED. ARE YOU EARLY OR JUST WRONG?

A. We believe that we are early, but will be proven right. In 1999 we were talking about the over-valuation of Internet stocks, and people pointed out that we were saying the same thing in 1998.

            Sometimes it takes a while for market dynamics to change, even though all the signs are there pointing to a change. Momentum in the market is a powerful short-term influence, and it is extremely hard to know when it will abate.

            So today, there are many great companies whose stocks are quite inexpensive compared to their profitability as businesses. We strongly believe that paying attention to the fair business value of these companies,

                                 MATRIX ADVISORS
                                 VALUE FUND, INC.

      including the very substantial discount to those values that they are trading at today, will lead to investment success with less downside risk than today's inflated highfliers.

Q. WHY SHOULD THESE COMPANIES BE PROFITABLE STOCK CHOICES? HOW DO YOU KNOW THEY WON'T BECOME "VALUE TRAPS?"

A. If you look at the Fund's holdings, you are looking at many of the premier businesses in America. Their ranking is earned continually in competitive market environments.

            Value traps are usually found among companies which are experiencing fundamental competitive pres- sures. Their prospects going forward might not be nearly as attractive as they were in the past, and therefore attractive valuation criteria might be misleading.

            Examples of this situation include Eastman Kodak and the evaporation of the traditional silver-halide film industry, and the large supermarket chains encountering the industry-transforming presence of Wal-Mart.

            By stark contrast, the companies held by our Fund lead and often dominate their respective industries. Their businesses are growing substantially, though they have recently failed to capture investors' imaginations.

            We are confident that once the market appreciates that these top businesses deserve more than a bargain base ment stock price, they will move up fairly quickly.

Q.          WHEN MIGHT THAT BE? COULDN'T THAT TAKE A VERY LONG TIME

A. We believe that the vast majority of our portfolio will start to see significant appreciation within the next 12 months. We base this on the relationship between the historic valuation patterns for these companies and where they are currently priced.

            The fundamental considerations for these companies are highly attractive, and they should be priced accordingly. The fact that they are being priced as "down and out" companies only highlights the opportunity to own them. These imbalances typically do not last for very long.

Q. WHAT ABOUT WAITING OUT A MARKET ENVIRONMENT THAT DOES NOT SEEM SO HOSPITABLE TO THE COMPANIES YOU LIKE?

A. The great difficulty in market timing is that by the time one feels it's right to get back into a stock, the major upward price movement has usually already occurred, and the opportunity is lost.

            The analogy that my partner Doug Altabef likes to use about timing I think captures it: As a driver, Doug will be the first to admit that he is "swervy." But he learned that by putting himself in the left lane and stay- ing there, he arrived faster and with less aggravation.

            We at Matrix have added value over time for clients by staying in the market and looking for opportunities while being invested. It requires patience and sometimes fortitude. And we have certainly learned that the time you most want to be in the stock market and often times in specific stocks is when it feels the least comfortable.

            This is certainly one of those times for Matrix and for the Fund. We are very confident that we will be well rewarded for our persistence and conviction.

                                 MATRIX ADVISORS
                                 VALUE FUND, INC.

                           EXPENSE EXAMPLE (UNAUDITED)

      As a shareholder of the Fund, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

      The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from January 01, 2005 to June 30, 2005.

      ACTUAL EXPENSES

      The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

      HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund's actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                 MATRIX ADVISORS
                                 VALUE FUND, INC.

                                       ACTUAL         HYPOTHETICAL PERFORMANCE
EXPENSE EXAMPLE                      PERFORMANCE     (5% RETURN BEFORE EXPENSES)
--------------------------------------------------------------------------------
Beginning Account Value (01/01/05)    $1,000.00               $1,000.00

Ending Account Value (06/30/05)         $955.00               $1,020.00

Expenses Paid During Period(1)            $4.80                   $4.96
--------------------------------------------------------------------------------

      (1) Expenses are equal to the Fund's annualized expense ratio 0.99% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                               SECTOR BREAKDOWN(2)
                    --------------------------------------
                    Consumer Durables                13.9%
                    Consumer Non-durables             6.2%
                    Energy                            3.2%
                    Finance                          29.1%
                    Industrial                        4.9%
                    Medical                          16.8%
                    Technology                       25.2%
                    --------------------------------------
                                                     99.3%
                    Cash                              0.7%
                    --------------------------------------
                    Total Investments               100.0%
                    ======================================

      (2)   % of Total Investments as of June 30, 2005.

                                 MATRIX ADVISORS
                                 VALUE FUND, INC.

                             SCHEDULE OF INVESTMENTS

                                                                AT JUNE 30, 2005
                             ---------------------------------------------------
                             COMMON STOCKS: 99.4%

SECURITY                                          SHARES              VALUE
--------------------------------------------------------------------------------
ADVERTISING: 1.8%
   Interpublic Group of Companies, Inc.*         345,000          $  4,202,100
                                                                  ------------
BANK (MONEY CENTER): 6.3%
   Citigroup, Inc.                               195,000             9,014,850
   JP Morgan Chase & Co.                         175,000             6,181,000
                                                                  ------------
                                                                    15,195,850
                                                                  ------------
BANK (PROCESSING): 3.4%
   Bank of New York Co., Inc.                    285,000             8,202,300
                                                                  ------------
BANK (SUPER REGIONAL): 4.6%
   Bank of America Corp.                         203,484             9,280,905
   Fifth Third Bancorp                            45,000             1,854,450
                                                                  ------------
                                                                    11,135,355
                                                                  ------------
COMPUTERS AND PERIPHERALS: 3.3%
   American Power Conversion Co.                 331,700             7,824,803
                                                                  ------------
DRUG: 7.0%
   Pfizer, Inc.                                  290,840             8,021,367
   Wyeth                                         200,000             8,900,000
                                                                  ------------
                                                                    16,921,367
                                                                  ------------
DRUGSTORE: 2.0%
   CVS Corp.                                     168,400             4,895,388
                                                                  ------------
ELECTRICAL EQUIPMENT: 4.9%
   General Electric Co.                          265,000             9,182,250
   Tyco International Ltd.                        90,000             2,628,000
                                                                  ------------
                                                                    11,810,250
                                                                  ------------
ELECTRONICS: 6.8%
   Symbol Technologies, Inc.                     835,400             8,245,398
   Vishay Intertechnology, Inc.*                 673,700             7,996,819
                                                                  ------------
                                                                    16,242,217
                                                                  ------------

THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS SCHEDULE.

                                 MATRIX ADVISORS
                                 VALUE FUND, INC.

                            COMMON STOCKS: CONTINUED

SECURITY                                          SHARES              VALUE
--------------------------------------------------------------------------------
FINANCIAL SERVICES: 1.3%
   American Express Co.                           60,000          $  3,193,800
                                                                  ------------
FOOD (DIVERSIFIED): 1.8%
   General Mills, Inc.                            92,900             4,346,791
                                                                  ------------
INSURANCE (DIVERSIFIED): 5.2%
   American International Group, Inc.            161,500             9,383,150
   Marsh & McLennan Companies, Inc.              115,000             3,185,500
                                                                  ------------
                                                                    12,568,650
                                                                  ------------
MEDIA: 5.1%
   Comcast Corp.*                                185,000             5,540,750
   Time Warner, Inc.*                            400,000             6,684,000
                                                                  ------------
                                                                    12,224,750
                                                                  ------------
MEDICAL INSTRUMENTS: 2.1%
   Boston Scientific Corp.*                      185,000             4,995,000
                                                                  ------------
MEDICAL SUPPLIES: 3.0%
   Baxter International, Inc.                    195,000             7,234,500
                                                                  ------------
OIL & GAS SERVICES: 3.2%
   Tidewater, Inc.                               200,000             7,624,000
                                                                  ------------
PHARMACEUTICALS: 4.7%
   Medimmune, Inc.*                              425,000            11,356,000
                                                                  ------------
RECREATION: 2.1%
   Walt Disney Co.                               199,500             5,023,410
                                                                  ------------
RETAIL STORE: 6.9%
   Gap, Inc.                                     450,000             8,887,500
   Ross Stores, Inc.                              65,000             1,879,150
   Wal-Mart Stores, Inc.                         120,000             5,784,000
                                                                  ------------
                                                                    16,550,650
                                                                  ------------

THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS SCHEDULE.

                                 MATRIX ADVISORS
                                 VALUE FUND, INC.

                            COMMON STOCKS: CONTINUED

SECURITY                                          SHARES              VALUE
--------------------------------------------------------------------------------
SECURITIES BROKERAGE: 7.4%
   Merrill Lynch & Co.                           156,000          $  8,581,560
   Morgan Stanley Dean Witter & Co.              175,000             9,182,250
                                                                  ------------
                                                                    17,763,810
                                                                  ------------
SEMICONDUCTOR: 3.8%
   Intel Corp.                                   350,000             9,121,000
                                                                  ------------
SEMICONDUCTOR (CAPITAL EQUIPMENT): 3.5%
   Novellus Systems, Inc.*                       340,000             8,401,400
                                                                  ------------
SOFTWARE: 4.2%
   First Data Corp.                               30,000             1,204,200
   Microsoft Corp.                               360,000             8,942,400
                                                                  ------------
                                                                    10,146,600
                                                                  ------------
TELECOMMUNICATIONS (EQUIPMENT): 4.2%
   Lucent Technologies, Inc.*                    500,000             1,455,000
   Nokia Corp. ADR                               513,000             8,536,320
                                                                  ------------
                                                                     9,991,320
                                                                  ------------
THRIFT: 0.8%
   Federal Home Loan Mortgage Co.                 29,000             1,891,670
                                                                  ------------
                            TOTAL COMMON STOCKS
                            (cost $219,681,751)                    238,862,981
                            --------------------------------------------------

THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS SCHEDULE.

                                 MATRIX ADVISORS
                                 VALUE FUND, INC.

SHORT-TERM INVESTMENT: 0.7%      PRINCIPAL AMOUNT                     VALUE
--------------------------------------------------------------------------------
   SEI Daily Income Trust
      Government Fund               $1,640,599                    $  1,640,599
                                                                  ------------

                            TOTAL SHORT-TERM INVESTMENTS
                            (cost $1,640,599)
                            --------------------------------------------------
                            TOTAL INVESTMENTS IN SECURITIES
                            (cost $221,322,350):        100.1%     240,503,580
                            Liabilities in excess of
                               Other Assets:             (0.1)%       (151,220)
                            --------------------------------------------------
                            NET ASSETS:                 100.0%    $240,352,360
                            ==================================================

----------
      *     Non-income producing security.

ADR-American Depositary Receipt.

THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS SCHEDULE.

                                 MATRIX ADVISORS
                                 VALUE FUND, INC.

                       STATEMENT OF ASSETS AND LIABILITIES

                                                                 JUNE 30, 2005
                              --------------------------------------------------
                              ASSETS
Investments in securities, at value:
      Common stocks (cost $221,322,350) .......................   $240,503,580
Receivables:
   Securities sold ............................................        523,278
   Fund shares sold ...........................................         76,445
   Dividends and interest .....................................        116,671
Prepaid expenses and other assets .............................         11,596
                              ------------------------------------------------
                              TOTAL ASSETS ....................    241,231,570
                              ------------------------------------------------
                              LIABILITIES
Payables:
   Fund shares redeemed .......................................        332,231
   Securities purchased .......................................        296,000
   Advisory fees ..............................................        131,312
   Administration fees ........................................         24,698
   Fund Accounting fees .......................................          9,336
   Custodian fees .............................................          8,527
   Transfer agent fees ........................................         18,128
   Directors fees .............................................            251
   Chief Compliance Officer fees ..............................          8,364
Accrued expenses ..............................................         50,363
                              ------------------------------------------------
                              TOTAL LIABILITIES ...............        879,210
                              ------------------------------------------------
                              NET ASSETS ......................   $240,352,360
                              ================================================
                              COMPOSITION OF NET ASSETS
Paid-in capital ...............................................   $213,085,901
Undistributed net investment income ...........................      1,170,724
Accumulated net realized gain on investments ..................      6,914,505
Net unrealized appreciation on investments ....................     19,181,230
                              ------------------------------------------------
                              NET ASSETS ......................   $240,352,360
                              ================================================
Number of shares, $0.01 par value, issued
   and outstanding (unlimited shares authorized) ..............      4,627,163
                              ------------------------------------------------
                              NET ASSET VALUE PER SHARE .......   $      51.94
                              ================================================

THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS SCHEDULE.

                                 MATRIX ADVISORS
                                 VALUE FUND, INC.

                             STATEMENT OF OPERATIONS

                                                                    FOR THE
                                                                   YEAR ENDED
                                                                 JUNE 30, 2005
                             ---------------------------------------------------
                             INVESTMENT INCOME

Income
Dividend income (Net of foreign tax withheld of $39,877) ......   $  5,486,748
Interest income ...............................................         25,864
                             -------------------------------------------------
                             TOTAL INCOME .....................      5,512,612
                             -------------------------------------------------
                             EXPENSES
Advisory fees .................................................      2,788,820
Administration fees ...........................................        328,881
Transfer agent fees ...........................................        110,724
Reports to shareholders .......................................         74,147
Custodian fees ................................................         58,329
Fund Accounting fees ..........................................         56,498
Legal fees ....................................................         49,894
Registration fees .............................................         42,422
Chief Compliance Officer fees .................................         37,531
Audit fees ....................................................         19,001
Directors fees ................................................         18,251
Miscellaneous fees ............................................         11,336
                             -------------------------------------------------
                             TOTAL EXPENSES ...................      3,595,834
                             LESS: Advisory fees waived .......       (834,902)
                             -------------------------------------------------
                             NET EXPENSES .....................      2,760,932
                             -------------------------------------------------
                             NET INVESTMENT INCOME ............      2,751,680
                             -------------------------------------------------
                             REALIZED AND UNREALIZED GAIN
                             (LOSS) ON INVESTMENTS
Net realized gain from security transactions ..................      6,914,505
Net change in unrealized
   depreciation on investments ................................    (14,415,761)
                             -------------------------------------------------
Net realized and unrealized
   loss on investments ........................................     (7,501,256)
                             -------------------------------------------------
                             NET DECREASE IN NET ASSETS
                             RESULTING FROM OPERATIONS ........   $ (4,749,576)
                             =================================================

THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS SCHEDULE.

                                 MATRIX ADVISORS
                                 VALUE FUND, INC.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                        YEAR            YEAR
                                                       ENDED           ENDED
                                                   JUNE 30, 2005   JUNE 30, 2004
                             ---------------------------------------------------
                             INCREASE (DECREASE)
                             IN NET ASSETS
                             OPERATIONS:
Net investment income ...........................  $  2,751,680    $  1,136,543
Net realized gain on investments ................     6,914,505       9,010,285
Net change in unrealized appreciation
   (depreciation) of investments ................   (14,415,761)     21,569,634
                             ---------------------------------------------------
                             NET INCREASE
                             (DECREASE) IN
                             NET ASSETS
                             RESULTING FROM
                             OPERATIONS .........    (4,749,576)     31,716,462
                             ---------------------------------------------------
                             DISTRIBUTIONS TO
                             SHAREHOLDERS
Net investment income ...........................    (2,333,203)       (768,328)
Realized gain on investments ....................    (4,469,059)             --
                             ---------------------------------------------------
                             TOTAL
                             DISTRIBUTIONS
                             TO SHAREHOLDERS ....    (6,802,262)       (768,328)
                             ---------------------------------------------------
                             CAPITAL SHARE
                             TRANSACTIONS:
Proceeds from shares sold .......................    59,455,802     251,014,702
Proceeds from reinvestment of distribution ......     6,594,731         719,681
Cost of shares redeemed .........................  (130,051,935)    (73,905,247)
Redemption fees .................................         5,158          47,404
                             ---------------------------------------------------
                             NET INCREASE
                             (DECREASE) FROM
                             CAPITAL SHARE
                             TRANSACTIONS .......   (63,996,244)    177,876,540
                             ---------------------------------------------------
                             TOTAL INCREASE
                             (DECREASE)
                             IN NET ASSETS ......   (75,548,082)    208,824,674
                             ---------------------------------------------------

THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS SCHEDULE.

                                 MATRIX ADVISORS
                                 VALUE FUND, INC.

                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                        YEAR            YEAR
                                                       ENDED           ENDED
                                                   JUNE 30, 2005   JUNE 30, 2004
                             ---------------------------------------------------
                             NET ASSETS
Beginning of year ...............................   315,900,442     107,075,768
                             END OF YEAR ........  $240,352,360    $315,900,442
                             ===================================================
                             UNDISTRIBUTED NET
                             INVESTMENT INCOME ..  $  1,170,724    $  5,221,306
                             ===================================================
                             CHANGE IN SHARES
Shares sold .....................................     1,145,831       4,847,619
Shares issued on reinvestment of distributions ..       125,351          14,356
Shares redeemed .................................    (2,492,300)     (1,425,744)
                             ---------------------------------------------------
                             NET INCREASE
                             (DECREASE) .........    (1,221,118)      3,436,231
                             ===================================================

THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS SCHEDULE.

                                 MATRIX ADVISORS
                                 VALUE FUND, INC.

                                    NOTES TO
                              FINANCIAL STATEMENTS

                              NOTE 1 - ORGANIZATION

Matrix Advisors Value Fund, Inc. (the "Fund") is a Maryland corporation registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company. The Fund commenced operations September 16, 1983. The objective of the Fund is to achieve a total rate of return composed of capital appreciation and current income.

                    NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The Fund consistently follows the accounting policies set forth below which are in conformity with accounting principles generally accepted in the United States of America.

A. Security Valuation.

Portfolio securities listed on a national securities exchange are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such exchange on such day, the security is valued at the mean between the bid and asked price. All equity securities that are traded using the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") are valued using the NASDAQ Official Closing Price ("NOCP"). Readily marketable securities traded only in the over-the-counter market and not on NASDAQ are valued at the current or last bid price. If no bid is quoted on such day, the security is valued by such method as the Board of Directors of the Fund shall determine in good faith to reflect the security's fair value. All other assets of the Fund are valued in such manner as the Board of Directors in good faith deems appropriate to reflect their fair value.

B. Shares Valuation.

The net asset value ("NAV") per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The Fund's shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share of the Fund is equal to the Fund's net asset value per share. The Fund will assess a 1.00% fee on redemption of Fund shares purchased and held for two months or less. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as paid-in capital and such fees become part of that Fund's daily NAV calculation.

C. Federal Income Taxes.

The Fund has elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code. The Fund intends to distribute substantially all of its taxable income and any capital gains less any applicable capital loss carryforwards. Accordingly, no provision for Federal income taxes has been made in the accompanying financial statements.

                                 MATRIX ADVISORS
                                 VALUE FUND, INC.

D. Portfolio Transactions.

Security transactions are accounted for on the trade date, the date the order to buy or sell is executed. Security gains and losses are computed on an identified cost basis.

E. Use of Estimates.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

F. Reclassification of Capital Accounts.

Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended June 30, 2005, the Fund increased accumulated net realized gain on investments by $4,469,059 and decreased accumulated net investment income by $4,469,059.

G. Other.

Interest income is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

H. Indemnification Obligations.

Under the Fund's organizational documents, its current and former officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that has not yet occurred or that would be covered by other parties.

I. Line of Credit.

The Fund has a Loan Agreement with U.S. Bank N.A. Under the terms of the Loan Agreement, the Fund's borrowings cannot exceed the lesser of $15,000,000 or 33 1/3% of the net assets of the Fund. The interest rate paid on the Loan equals the prime rate per annum, payable monthly.

Borrowing activity under the Loan Agreement for the year ended June 30, 2005, was as follows:

                    MAXIMUM                          AMOUNT
                     AMOUNT         INTEREST     OUTSTANDING AT
                  OUTSTANDING        EXPENSE      JUNE 30, 2005
                 -----------------------------------------------
                   $1,485,000       $    236         $    --

                                 MATRIX ADVISORS
                                 VALUE FUND, INC.

            NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

The Fund has a management agreement with Matrix Asset Advisors, Inc. (the "Advisor", "Matrix") to serve as investment advisor. Certain Officers of the Advisor are also Officers of the Fund. Under the terms of the agreement, the Fund has agreed to pay the Advisor as compensation for all services rendered, staff and facilities provided and expenses paid or assumed, an annual fee, accrued daily, paid monthly, of 1.00% of the Fund's average daily net assets.

The Advisor has contractually agreed to reduce its fees and/or pay expenses of the Fund to ensure that the Fund's total annual operating expenses (excluding interest and tax expenses) will not exceed 1.10% of the Fund's average daily net assets. For the year June 30, 2005, the Advisor voluntarily reimbursed the Fund for expenses in excess of 0.99%. Matrix voluntarily waived $834,902. Any reduction in advisory fees or payment of expenses made by the Advisor may be reimbursed by the Fund if the Advisor requests in subsequent fiscal years. This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years. Any such reimbursement will be reviewed by the Directors. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.

At June 30, 2005, the cumulative amount available for reimbursement that has been paid and/or waived is $1,687,356. The advisor may recapture a portion of this amount no later than the dates stated below:

                                    June 30,
            -------------------------------------------------------
                2006                  2007                  2008
            -------------------------------------------------------
             $245,044               $607,410              $834,902
            -------------------------------------------------------

U.S. Bancorp Fund Services, LLC (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Directors; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee from the Fund based on the greater of an annual minimum $25,000 or the annual rate of:

             0.15% of first $100 million of average daily net assets 0.10% thereafter of average daily net assets

For the year ended June 30, 2005, the Fund allocated $37,531 to the Chief Compliance Officer.

                                 MATRIX ADVISORS
                                 VALUE FUND, INC.

                        NOTE 4 - INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of securities, other than short-term obligations and U.S. Government securities, for the year ended June 30, 2005, are as follows:

                                    PURCHASES                  SALES
                                   ------------------------------------
Common Stock                       $49,024,340             $116,199,576

                     NOTE 5 - DISTRIBUTIONS TO SHAREHOLDERS

As of June 30, 2005, the components of distributable earnings on a tax basis were as follows:
                                   COST OF INVESTMENTS
                                   FOR TAX PURPOSES                $221,322,350
                                   --------------------------------------------
Gross tax unrealized appreciation .............................      27,333,764

Gross tax unrealized depreciation .............................      (8,152,534)
                                   --------------------------------------------
Net tax unrealized appreciation on investments ................      19,181,230
                                   --------------------------------------------
                                   UNDISTRIBUTED
                                   ORDINARY INCOME                 $  3,034,783
                                   --------------------------------------------
                                   UNDISTRIBUTED
                                   LONG-TERM
                                   CAPITAL GAINS                   $  5,050,445
                                   --------------------------------------------
                                   TOTAL DISTRIBUTABLE EARNINGS    $ 27,266,458
                                   ============================================

On November 12, 2004, a distribution of $1.2268 per share was declared. The dividend was paid on November 15, 2004 to shareholders of record on November 11, 2004.

The tax character of distributions paid during the year ended June 30, 2005 and 2004 were as follows:

                                      2005                       2004
                                   ------------------------------------
Distributions Paid From:
Ordinary Income                    $6,802,262                 $ 768,328
Long-Term Capital Gain                     --                        --
                                   ------------------------------------
                                   $6,802,262                 $ 768,328
                                   ====================================

                                 MATRIX ADVISORS
                                 VALUE FUND, INC.

                        NOTE 6 - PROXY VOTING PROCEDURES

The Advisor votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Directors of the Fund. You may obtain a description of these procedures without charge (i) by calling a toll-free, 1-800-366-6223; or (ii) on the SEC's website at http://www.sec.gov.

                          NOTE 7 - FORM N-Q DISCLOSURE

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the Securities and Exchange Commission's website at http://www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, by calling toll-free, 1-800-366-6223.

      --------------------------------------------------------------------
                             TAX NOTICE (UNAUDITED)

      The percentage of dividend income distributed for the year ended June 30, 2005, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, is 69.18%.

      The percentage of dividend income distributed for the year ended June 30, 2005 designated as qualified dividends received deduction available to corporate shareholders, is 100.00%.
      --------------------------------------------------------------------

                                 MATRIX ADVISORS
                                 VALUE FUND, INC.

                    NOTE 8 - DIRECTOR AND OFFICER INFORMATION

The Board of Directors is responsible for the overall management of the Fund's business. The Board approves all significant agreements between the Fund and persons or companies furnishing services to it, including the agreements with the Advisor, Administrator, Custodian and Transfer Agent. The Board of Directors delegates the day-to-day operations of the Fund to its Officers, subject to the Fund's investment objective and policies and to general supervision by the Board. The Statement of Additional Information includes additional information about the Fund's Directors and is available, without charge, by calling 1-800-366-6223.

The Directors and Officers of the Fund, their business addresses and principal occupations during the past five years are:

                                                                                           NUMBER
                                                                                           OF PORTFOLIOS
                                                          PRINCIPAL                        IN FUND           OTHER
NAME,                     POSITION(S)                     OCCUPATION(S)                    COMPLEX           DIRECTORSHIPS
ADDRESS,                  HELD WITH THE     DATE          DURING THE                       OVERSEEN          HELD BY
AND AGE                   FUND              ELECTED+      PAST 5 YEARS                     BY DIRECTOR       DIRECTOR
--------------------------------------------------------------------------------------------------------------------------
David A. Katz, CFA        Director;         Since         President and Chief              1                 None
747 Third Avenue          President,        1997          Investment Officer of Matrix
New York, NY 10017        and Treasurer                   Asset Advisors, the Fund's
(43)                                                      Advisor, and portfolio
                                                          manager of the Fund (1996
                                                          to present).

Douglas S. Altabef        Executive         Since         Senior Managing Director of      N/A               N/A
747 Third Avenue          Vice President    2000          Matrix Asset Advisors, the
New York, NY 10017        and Secretary                   Fund's Advisor (1996 to
(54)                                                      present).

Steven G. Roukis, CFA     Senior Vice       Since         Senior Vice President-Equity     N/A               N/A
747 Third Avenue          President         2000          Research of Matrix Asset
New York, NY 10017                                        Advisors, the Fund's Advisor
(37)                                                      (1994 to present).

Bud Slotky                Vice President    Since         Vice President, U.S. Bancorp     N/A               N/A
2020 E. Financial Way     and Chief         2004          Fund Services, LLC since
Glendora, CA 91741        Compliance                      July 2001; formerly, Senior
(58)                      Officer                         Vice President, ICA (May
                                                          1997 - July 2001).

                                 MATRIX ADVISORS
                                 VALUE FUND, INC.

                                                                                           NUMBER
                                                                                           OF PORTFOLIOS
                                                          PRINCIPAL                        IN FUND           OTHER
NAME,                     POSITION(S)                     OCCUPATION(S)                    COMPLEX           DIRECTORSHIPS
ADDRESS,                  HELD WITH THE     DATE          DURING THE                       OVERSEEN          HELD BY
AND AGE                   FUND              ELECTED+      PAST 5 YEARS                     BY DIRECTOR       DIRECTOR
--------------------------------------------------------------------------------------------------------------------------
Robert M. Rosencrans*     Director          Since         President of Columbia            1                 None
747 Third Avenue                            1985          International, Inc. (1984 to
New York, NY 10017                                        present).
(78)

T. Michael Tucker*        Chairman          Since         Owner of T. Michael Tucker,      1                 None
747 Third Avenue          and Director      1997          a certified public accounting
New York, NY 10017                                        firm (1977 to present).
(63)

Larry D. Kieszek*         Director          Since         Managing Partner of Purvis,      1                 None
747 Third Avenue                            1997          Gray & Company, a certified
New York, NY 10017                                        public accounting firm (1974
(54)                                                      to present).

----------
      *     Not an "interested person", as that is defined by the 1940 Act.
      + Directors and Officers of the Fund serve until their resignation, removal or retirement.

                                 MATRIX ADVISORS
                                 VALUE FUND, INC.

                              FINANCIAL HIGHLIGHTS
              FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                                      YEARS ENDED JUNE 30,
                                                ----------------------------------------------------------------
                                                  2005          2004          2003          2002          2001
                                                ----------------------------------------------------------------
Net asset value, beginning of year ...........  $  54.02      $  44.39      $  41.14      $  45.79      $  43.49
                                                ----------------------------------------------------------------
Income from investment operations:
   Net investment income .....................      0.54          0.94          0.14          0.09          0.20
   Net realized and unrealized gain (loss)
      on investments .........................     (1.39)         8.89          3.32         (3.59)         3.03
                                                ----------------------------------------------------------------
Total from investment operations .............     (0.85)         9.83          3.46         (3.50)         3.23
                                                ----------------------------------------------------------------
Less distributions:
   Dividends from net investment
      income .................................     (0.42)        (0.21)        (0.08)        (0.15)        (0.15)
   Distributions from realized gains .........     (0.81)         0.00         (0.14)        (1.03)        (0.78)
                                                ----------------------------------------------------------------
Total distributions ..........................     (1.23)        (0.21)        (0.22)        (1.18)        (0.93)
                                                ----------------------------------------------------------------
Paid-in capital from redemption
   fees (Note 2) .............................        --(a)       0.01          0.01          0.03            --(a)
                                                ----------------------------------------------------------------
Net asset value, end of year .................  $  51.94      $  54.02      $  44.39      $  41.14      $  45.79
                                                ================================================================
Total return .................................     (1.61%)       22.21%         8.52%        (7.87%)        7.50%
Ratios/supplemental data:
Net assets, end of year (millions) ...........  $  240.4      $  315.9      $  107.1      $   60.9      $   42.6
Ratio of operating expenses to
   average net assets:
      Before expense reimbursement ...........      1.29%         1.26%         1.33%         1.37%         1.37%
      After expense reimbursement ............      0.99%         0.99%         0.99%         0.99%         0.99%
Ratio of net investment income
   (loss) to average net assets:
      Before expense reimbursement ...........      0.69%         0.24%         0.20%        (0.09%)        0.22%
      After expense reimbursement ............      0.99%         0.51%         0.54%         0.29%         0.60%
Portfolio turnover rate ......................        18%           17%           30%           51%           55%

----------
(a)   less than 0.01.

THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS SCHEDULE.

                                 MATRIX ADVISORS
                                 VALUE FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND
SHAREHOLDERS OF MATRIX ADVISORS VALUE FUND, INC.
NEW YORK, NEW YORK

We have audited the accompanying Statement of assets and liabilities, including the schedule of investments, of Matrix Advisors Value Fund, Inc. as of June 30, 2005 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2005, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Matrix Advisors Value Fund, Inc. as of June 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with auditing standards generally accepted in the United States of America.


TAIT WELLER & BAKER LLP

Philadelphia, Pennsylvania
July 22, 2005

                               BOARD OF DIRECTORS
                               David A. Katz, CFA
                           Larry D. Kieszek Robert M.
                          Rosencrans T. Michael Tucker

                                        o

                               INVESTMENT ADVISOR
                           Matrix Asset Advisors, Inc.
                          747 Third Avenue, 31st Floor
                               New York, NY 10017
                                 (800) 366-6223

                                        o

                                    CUSTODIAN
                                 U.S. Bank, N.A.
                                425 Walnut Street
                              Cincinnati, OH 45202

                                        o

                                 TRANSFER AGENT
                         U.S. Bancorp Fund Services, LLC
                            615 East Michigan Street
                               Milwaukee, WI 53202

                                        o

                                  ADMINISTRATOR
                         U.S. Bancorp Fund Services, LLC
                        2020 East Financial Way, Ste. 100
                               Glendora, CA 91741

                                        o

                             INDEPENDENT ACCOUNTANTS
                              Tait, Weller & Baker
                          1818 Market Street, Ste. 2400
                             Philadelphia, PA 19103

                                        o

                                   DISTRIBUTOR
                            Quasar Distributors, LLC
                            615 East Michigan Street
                            Milwaukee, WI 53202-5207

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

THE REGISTRANT UNDERTAKES TO PROVIDE TO ANY PERSON WITHOUT CHARGE, UPON REQUEST, A COPY OF ITS CODE OF ETHICS BY MAIL WHEN THEY CALL THE REGISTRANT AT 1-800-366-6223.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of directors has determined that there are two audit committee financial experts serving on its audit committee. Messrs. Kieszek and Tucker are the "audit committee financial experts" and are considered to be "independent" as each term are defined in Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

       =================================================================
                                    FYE 6/30/2005          FYE 6/30/2004
       -----------------------------------------------------------------
       Audit Fees                       $15,500                $13,500
       Audit-Related Fees                    --                     --
       Tax Fees                          $2,500                 $2,500
       All Other Fees                        --                     --
       =================================================================

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (IF MORE THAN 50 PERCENT OF THE ACCOUNTANT'S HOURS WERE SPENT TO AUDIT THE REGISTRANT'S FINANCIAL STATEMENTS FOR THE MOST RECENT FISCAL YEAR, STATE HOW MANY HOURS WERE ATTRIBUTED TO WORK PERFORMED BY PERSONS OTHER THAN THE PRINCIPAL ACCOUNTANT'S FULL-TIME, PERMANENT EMPLOYEES.)

The following table indicates the non-audit fees billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.--not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

       =================================================================
       Non-Audit Related Fees            FYE 6/30/2005     FYE 6/30/2004
       -----------------------------------------------------------------
       Registrant                              --                --
       Registrant's Investment Adviser         --                --
       =================================================================

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to open-end investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES.

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant's President and Treasurer has concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on his review, such officer has concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to him by others within the Registrant and by the Registrant's service provider.

(b) There were no significant changes in the Registrant's internal controls over financial reporting that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) ANY CODE OF ETHICS OR AMENDMENT THERETO, THAT IS SUBJECT OF THE DISCLOSURE REQUIRED BY ITEM 2, TO THE EXTENT THAT THE REGISTRANT INTENDS TO SATISFY ITEM 2 REQUIREMENTS THROUGH FILING AN EXHIBIT. Incorporated by reference to the Registrant's Form N-CSR filed September 3, 2004.

      (2) CERTIFICATIONS PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002. Filed herewith.

      (3) ANY WRITTEN SOLICITATION TO PURCHASE SECURITIES UNDER RULE 23C-1 UNDER THE ACT SENT OR GIVEN DURING THE PERIOD COVERED BY THE REPORT BY OR ON BEHALF OF THE REGISTRANT TO 10 OR MORE PERSONS. Not applicable to open-end investment companies.

(B) CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002. Furnished herewith.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

      (Registrant) MATRIX ADVISORS VALUE FUND, INC.

      By (Signature and Title) /S/ DAVID A. KATZ
                              --------------------------------------------------
                                           David A. Katz, President

      Date  September 6, 2005
          ----------------------------------------------------------------------

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

      By (Signature and Title)  /S/ DAVID A. KATZ
                              --------------------------------------------------
                                      David A. Katz, President/Treasurer

      Date  September 6, 2005
          ----------------------------------------------------------------------

* PRINT THE NAME AND TITLE OF EACH SIGNING OFFICER UNDER HIS OR HER SIGNATURE.